Second Quarter 2008

Financial and Operating Results

For the period ended June 30, 2008

Conseco, Inc.

Forward-Looking Statements

Cautionary Statement Regarding Forward-Looking Statements.  Our statements, trend analyses and other information contained in these materials relative to markets for Conseco’s products and trends in Conseco’s operations or financial results, as well as other statements, contain forward-looking statements within the meaning of the federal securities laws and the Private Securities Litigation Reform Act of 1995.  Forward-
looking statements typically are identified by the use of terms such as “anticipate,” “believe,” “plan,” “estimate,” “expect,” “project,” “intend,”
“may,” “will,” “would,” “contemplate,” “possible,” “attempt,” “seek,” “should,” “could,” “goal,” “target,” “on track,” “comfortable with,” “optimistic” and similar words, although some forward-looking statements are expressed differently. You should consider statements that contain these words carefully because they describe our expectations, plans, strategies and goals and our beliefs concerning future business conditions, our results of operations, financial position, and our business outlook or they state other ‘‘forward-looking’’ information based on currently available information. Assumptions and other important factors that could cause our actual results to differ materially from those anticipated in our forward-
looking statements include, among other things:  (i) general economic, market and political conditions, including the performance and fluctuations of the financial markets which may affect our ability to raise capital or refinance our existing indebtedness; (ii) our ability to obtain adequate and timely rate increases on our supplemental health products including our long-term care business; (iii) mortality, morbidity, the increased cost and usage of health care services, persistency, the adequacy of our previous reserve estimates and other factors which may affect the profitability of our insurance products; (iv) changes in our assumptions related to the cost of policies produced or the value of policies inforce at the Effective Date; (v) the recoverability of our deferred tax asset and the effect of potential tax rate changes on its value; (vi) changes in accounting principles and the interpretation thereof; (vii) our ability to achieve anticipated expense reductions and levels of operational efficiencies including improvements in claims adjudication and continued automation and rationalization of operating systems; (viii) performance and valuation of our investments, including the impact of realized losses (including other-than-temporary impairment charges); (ix) our ability to identify products and markets in which we can compete effectively against competitors with greater market share, higher ratings, greater financial resources and stronger brand recognition; (x) the ultimate outcome of lawsuits filed against us and other legal and regulatory proceedings to which we are subject; (xi) our ability to remediate the material weakness in internal controls over the actuarial reporting process that we identified at year-end 2006 and to maintain effective controls over financial reporting; (xii) our ability to continue to recruit and retain productive agents and distribution partners and customer response to new products, distribution channels and marketing initiatives; (xiii) our ability to achieve eventual upgrades of the financial strength ratings of Conseco and our insurance company subsidiaries as well as the potential impact of rating downgrades on our business; (xiv) the risk factors or uncertainties listed from time to time in our filings with the Securities and
Exchange Commission; (xv) our ability to continue to satisfy the financial ratio and balance requirements and other covenants of our debt agreements; (xvi) regulatory changes or actions, including those relating to regulation of the financial affairs of our insurance  companies, such as the payment of dividends to us, regulation of financial services affecting (among other things) bank sales and underwriting of insurance products, regulation of the sale, underwriting and pricing of products, and health care regulation affecting health insurance products; (xvii)
changes in the Federal income tax laws and regulations which may affect or eliminate the relative tax advantages of some of our products; and
(xviii) the receipt of regulatory approval and consummation of the plan to transfer Conseco Senior Health Insurance Company to an independent trust. Other factors and assumptions not identified above are also relevant to the forward-looking statements, and if they prove incorrect, could also cause actual results to differ materially from those projected. All written or oral forward-looking statements attributable to us are expressly qualified in their entirety by the foregoing cautionary statement.  Our forward-looking statements speak only as of the date made.  We assume no obligation to update or to publicly announce the results of any revisions to any of the forward-looking statements to reflect actual results, future events or developments, changes in assumptions or changes in other factors affecting the forward-looking statements.

Non-GAAP Measures

This presentation contains the following financial measures that differ from the comparable measures under Generally Accepted Accounting Principles (GAAP):  operating earnings measures; book value excluding accumulated other comprehensive income (loss) per diluted share; operating return measures;
earnings before net realized investment gains (losses) and corporate interest and taxes; debt to capital ratios, excluding accumulated other comprehensive income (loss); and interest-adjusted benefit ratios.
Reconciliations between those non-GAAP measures and the comparable GAAP measures are included in the Appendix, or on the page such measure is presented.

While management believes these measures are useful to enhance understanding and comparability of our financial results, these non-GAAP measures should not be considered substitutes for the most directly comparable GAAP measures.

Additional information concerning non-GAAP measures is included in our periodic filings with the
Securities and Exchange Commission that are available in the “Investor – SEC Filings” section of
Conseco’s website, www.conseco.com.

Q2 2008 Summary

CNO

Announced plan to execute most significant element of
strategic alternatives: separation of CSHI LTC Block

All four segments profitable, with each improving over Q1 2008

$85.6 million quarterly sales for CNO

Bankers sales excluding PFFS up 9% over Q2 2007

Strong Colonial Penn sales growth of 29%

CIG sales down, but specified disease up 29%

Continued improved performance in LTC Closed Block

Bankers results disappointing

PFFS and Medicare Supplement

LTC

Q2 2008 Summary

CNO

Investment portfolio earned yields meeting expectations and
impairment losses consistent with industry trends and market conditions

Results continue to stabilize

No significant out-of-period adjustments

No extraordinary DAC or VOBA (intangibles) charges

Fourth consecutive stable quarter in LTC Closed Block

Completed Chicago facilities consolidation in Q2; pre-tax
charge of approximately $9.6 million, vs $15 million original estimate

Collected Premiums

CNO

Strong, consistent
growth in Bankers
and Colonial Penn

Decline in CIG due
to focus on more
profitable business

BLC

Q2 2007

$4,366.8

Q3 2007

$4,315.1

Q4 2007

$4,314.1

Q1 2008

$4,322.3

($ millions)

CP

CIG

Run-Off

Collected Premiums-Trailing 4 Quarters

Q2 2008

$4,428.4

Bankers Life

Colonial Penn

Conseco Insurance Group

LTC Run-off Block

Corporate and interest expense

Income before net realized investment losses**

Net realized investment losses

Total

Earnings before net realized investment loss

  and valuation allowance for deferred tax assets,
per diluted share (a non-GAAP measure)***

Q2 2008

Summary of Results

CNO

$34.6

8.3

30.0

12.2

(32.4)

52.7

(231.6)

$(178.9)

Pre-Tax

After Tax*

EPS*

($ millions, except per share amounts)

$(336.6)

(150.5)

$(487.1)

$(1.82)

(0.82)

$(2.64)

$0.18

   *Income tax expense includes $370 million ($2.00 per diluted share) increase in deferred tax valuation allowance.

**Management believes that an analysis of earnings before net realized investment gains (losses) and taxes (a non-GAAP financial measure) provides an alternative measure of the operating results of the company because it excludes net realized gains (losses) that are unrelated to the company’s underlying fundamentals.

    The chart above provides a reconciliation to the corresponding GAAP measure.

***See Appendix for a reconciliation to the corresponding GAAP measure.

Q2 2008:  Impact of

CSHI Transaction

CNO Consolidated

($ millions, except per share amounts)

EBIT

Net income

(loss) as

reported

Impact of CSHI

transaction

Net realized

investment

losses

Net operating

earnings before

valuation

allowance for

deferred tax

assets

Bankers Life

34.6

$

34.6

$

Colonial Penn

8.3

8.3

Conseco Insurance Group

30.0

30.0

Other Business in Run-off

12.2

12.2

Corporate operations, excluding corporate interest expense

(18.5)

(18.5)

Total EBIT

66.6

66.6

Corporate interest expense

(13.9)

(13.9)

Income before net realized investment losses and taxes

52.7

52.7

Tax expense on period income

19.3

19.3

Net income before net realized investment losses and

33.4

33.4

  valuation allowance for deferred tax assets

Valuation allowance for deferred tax assets

370.0

(370.0)

-

Net operating income (loss)

(336.6)

370.0

33.4

Net realized investment losses, net of related amortization and taxes

(150.5)

133.7

16.8

-

  Total

(487.1)

$

503.7

$

16.8

$

33.4

$

Impact on fully diluted EPS

(2.64)

$

2.73

$

0.09

$

0.18

$

Q2 Earnings

CNO Consolidated

*Management believes that an analysis of earnings before net realized investment gains (losses) and corporate interest and taxes (“EBIT,” a non-GAAP financial measure) provides an alternative measure to compare the operating results of the company quarter-over-quarter because it excludes: (1) corporate interest expense; and
(2) net realized gains (losses) that are unrelated to the company’s underlying fundamentals. The chart above provides a reconciliation of EBIT to net income applicable to common stock.

($ millions)

Q2 2007

(Restated)

Q1 2008

Q2 2008

Bankers Life

$70.5

$29.1

$34.6

Colonial Penn

6.7

3.7

8.3

Conseco Insurance Group

43.3

23.3

30.0

Other Business in Run-Off

(130.3)

(1.3)

12.2

Corporate operations, excluding interest expense

(8.0)

(6.7)

(18.5)

      EBIT, excluding costs related to a litigation settlement

(17.8)

48.1

66.6

      Costs related to a litigation settlement

(35.0)

0.0

0.0

      Total EBIT*

(52.8)

48.1

66.6

Corporate interest expense

(16.9)

(16.4)

(13.9)

    Income (loss) before net realized investment losses and taxes

(69.7)

31.7

52.7

Tax expense (benefit) on period income

(24.6)

11.0

19.3

    Net income (loss) before net realized investment losses and valuation allowance for deferred tax assets

(45.1)

20.7

33.4

Preferred stock dividends

(4.6)

0.0

0.0

    Net operating income (loss) before net realized investment losses and valuation allowance for deferred tax assets

(49.7)

20.7

33.4

Valuation allowance for deferred tax assets

0.0

0.0

370.0

    Net operating income (loss)

(49.7)

20.7

(336.6)

Net realized investment losses, net of related amortization and taxes

(10.1)

(26.5)

(150.5)

    Net income (loss) applicable to common stock

($59.8)

($5.8)

($487.1)

Operating ROE

CNO

Operating ROE*, Trailing 4 Quarters

Operating ROE (Before Litigation Settlement Charges,
Coinsurance Transaction and Tax Valuation Allowance)**,

Trailing 4 Quarters

*Operating return excludes net realized
investment gains (losses).  Equity excludes
accumulated other comprehensive income
(loss) and the value of net operating loss
carryforwards, and assumes conversion of
preferred stock.  See Appendix for
corresponding GAAP measure.

**Operating return, as calculated and defined
on the left side of this page, but before: (1) Q2
2006 charge related to the litigation settlement
and refinements to such estimates recognized
in subsequent periods; (2) Q3 2007 charge
related to a coinsurance transaction; and (3) Q4
2007 and Q2 2008 valuation allowance for
deferred tax assets.  See Appendix for
corresponding GAAP measure.

Conseco’s goal is to improve Operating ROE to 11% in 2009

Q2 Pro Forma

ROE Calculation

CNO Consolidated

*Earnings impact                 $1,157.3

  Unrealized losses (AOCI)      (129.9)

  Equity impact                      $1,027.4

*

Total expected

Transaction

Before transaction

transaction

Pro forma as if

As reported

charges recorded

charges recorded

charges

the transactions

in Q2 2008

in Q2 2008

in Q2 2008

to equity

had been completed

Net income

(487.1)

503.7

16.6

16.6

Adjustments to determine operating earnings

Net realized losses (gains)

150.5

(133.7)

16.8

16.8

Increase to tax valuation allowance

370.0

(370.0)

0.0

0.0

Operating earnings before increase to deferred

tax valuation allowance

33.4

0.0

33.4

33.4

Equity

3,382.1

373.8

3,755.9

(1,027.4)

2,728.5

Annualized ROE

4.0%

3.6%

4.9%

Adjustments

Accumulated other comprehensive loss (income)

639.2

129.9

769.1

(129.9)

639.2

Net operating loss carryforwards included in

deferred tax assets

(1,137.2)

(298.0)

(1,435.2)

298.0

(1,137.2)

Adjusted equity

2,884.1

205.7

3,089.8

(859.3)

2,230.5

Annualized Adjusted ROE

4.6%

4.3%

6.0%

Change

0.3%

1.7%

Q1 2008
$0.11
Q2 2007
($0.25)
Q3 2007
($0.12)
Q4 2007
($0.26)
Q2 2008
($1.82)

Q3 2007
$0.21
Q4 2007
$0.11
Q1 2008
$0.11
Q2 2008
$0.18
Q2 2007
($0.16)

Operating EPS (Diluted)

CNO

Operating EPS (Before Litigation Settlement
Charges, Coinsurance Transaction and Tax
Valuation Allowance)**

**Operating earnings per share, before: (1) Q2
2006 charge related to the litigation settlement and
refinements to such estimates recognized in
subsequent periods; (2) Q3 2007 charge related to
a coinsurance transaction; and (3) Q4 2007 and Q2
2008 valuation allowance for deferred tax assets.
See Appendix for corresponding GAAP measure.

Operating EPS*

*Operating earnings per share exclude net
realized investment gains (losses). See Appendix
for corresponding GAAP measure.

Book value per diluted share (excluding accumulated other comprehensive loss)

$21.76 at 6/30/08 vs $24.41 at 12/31/07

Pro forma $18.22 at 6/30/08**

Debt to total capital ratio (excluding accumulated other comprehensive loss)

23% at 6/30/08 vs 21% at 12/31/07

Pro forma 28% at 6/30/08**

Consolidated RBC ratio

271% at 6/30/08 vs 296% at 12/31/07

Pro forma RBC is expected to increase by approximately 10 percentage points**

Investments

Key indicators consistent with expectations

$356.1 million of investment income in Q2 2008

Earned yield of 5.82% in Q2 2008

94% of bonds investment grade at 6/30/08***

Gross unrealized losses of $1,214.3 million at 6/30/08 reflects widened credit spreads in numerous markets***

Financial Indicators*

CNO

   *See appendix for detail on these indicators, including notes describing non-GAAP measures.

**Pro forma indicators are calculated as if the proposed transaction to transfer CSHI to an Independent Trust was completed at June 30, 2008.

***Excludes investments from consolidated variable interest entity.

Q2 2007
330%
Q3 2007
336%
Q4 2007
296%
Q1 2008
282%
Q2 2008
271%

Consolidated RBC Ratio*

CNO

Decrease due primarily to:

Business growth

Statutory reserve pivoting

Changes in interest rate
environment

Impairments

*Risk-Based Capital (“RBC”) requirements provide a tool for insurance regulators to determine the levels of statutory capital and surplus an insurer must maintain in relation to its insurance and investment risks. The

  RBC ratio is the ratio of the statutory consolidated adjusted capital of our insurance subsidiaries to RBC.

Corporate liquidity

Available holding company liquidity in excess of $104 million at 6/30/08, plus $80 million revolver

Sources of and uses of funds, excluding insurance subsidiary dividends

Liquidity: Holding Company

Sources and Uses of Funds

CNO

($ millions)

Sources:

  Interest on Surplus Debentures

  Net Fees for Services Provided Under Intercompany Agreements

Uses:

  Interest Expense on Corporate Debt

  Operating Expenses

Net Impact

2007

$69.9

92.9

(72.3)

(42.9)

$47.6

YTD 2008

$28.7

43.1

(30.3)

(33.8)

$7.7

Earnings disappointing, although improved over Q1 2008

Q2 2008 earnings negatively affected by:

Increase in interest-adjusted benefit ratio on LTC policies, driven by increased frequency leading to higher claim expenses

Changes to prior period claim estimates for PFFS quota share

Slight increase in Medicare supplement loss ratio

FAS 133 accounting treatment for embedded liability option in EIAs

Strong Q2 2008 sales (excluding PFFS)

Up 9% vs Q2 2007; strong annuity, Medicare supplement and life sales

Total Q2 2008 NAP of $53 million, 30% below year-earlier quarter primarily due to 2Q 2007’s extended PFFS open enrollment period

Q2 Summary

Bankers

Holistic, strategic approach to this important product line

In force pricing

Claims management

Underwriting and risk selection

New product design and pricing

LTC: Challenges Being Addressed

Bankers

New round (Round Three) of re-rate filings underway on
largest (legacy) block

Filing for additional 35% rate increase (35% increase filed in 2006)

Rate increases on 155,000 policies

Expect to submit filings for increases totaling approximately $100 million and receive about $70 million of approvals, with expected annual financial impact of approximately $50 million

Filings began 8/1/08; expect to complete filings in Q3 2008 and begin implementation in Q4 2008

Current round of re-rates (Round Two)

Continue to pursue over $10 million on existing filings

LTC: Re-Rate Actions

Bankers

Strong focus on claims management

Organizational re-alignment and transfer of two key operational people from Closed Block

Protocol changes: 90-day project underway, supported by LTCG

Process changes

Underwriting

New products with updated underwriting guidelines

Expand use of cognitive impairment test (EMST) on Home Health Care beginning in October

New products

Revised version of current products ready in early 2009

LTC/annuity combo product to be released in mid-2009

LTC:
Claims/Underwriting/Products

Bankers

Equity-index annuity SEC proposal

Bankers is positioned to handle securities sales through our Registered
Representatives currently in nearly all our branches

Nearly 50% of annuity sales are fixed annuity products not subject to
SEC proposal

Do not expect an impact on total annuity sales

Upcoming Medicare changes

New marketing guidelines already incorporated into sales model

Coventry anticipates that networks will be available for upwards of 80%
of current PFFS enrollees (an additional 8-12% are in rural areas where new network requirement may not apply)

Expanding PPO/HMO relationships

Developing strategies for new Medicare supplement plans to go into effect in mid-2010 as part of MIPPA legislation

Industry Developments

Bankers

Sales (excluding PFFS) are up 9% vs Q2 2007

Strong sales of annuities (+30%), Medicare Supplement (+16%), and life (+8%), partially offset by lower LTC sales (-16%)

Fundamentals of agent productivity and agent force growth remain strong

4,680 agents at 6/30/08, up 5% vs 6/30/07

8% YTD growth in new agents

8% YTD growth in productive agents*

Economic slowdown has not impacted Bankers’ ability to recruit and retain agents

During Q2 2008, we added another PFFS group case (not reflected in
NAP results) that is expected to contribute an estimated $130 million in premium for 2008

Q2 2008 Sales and

Distribution Results

Bankers

*Agents who have sold 4+ policies or earned $2,000+ in commissions per month during the most recent 12 months.

Q2 2007
$54.6
Q3 2007
$57.5
Q4 2007
$60.9
Q1 2008
$55.6
Q2 2008
$59.8

NAP Growth

Continued strong sales
momentum (excluding PFFS)

Agent force fundamentals
remain intact

Bankers

($ millions)

Quarterly NAP-Excluding PFFS

NAP-Quarterly:                                        $76.8                $56.6               $58.3             $114.6             $53.4

PFFS NAP-Quarterly:                        $22.2                $(0.9)              $(2.6)              $59.0              $(6.4)

Non-PFFS NAP-Quarterly:             $54.6               $57.5              $60.9              $55.6               $59.8

Q2 Earnings

Bankers

Management believes that an analysis of income (loss) before net realized investment gains (losses), net of related amortization (a non-GAAP financial measure), is important to evaluate the financial performance of our business, and is a measure commonly used in the life insurance industry.  Management uses this measure to evaluate performance because realized gains or losses can be affected by events that are unrelated to a company’s underlying fundamentals. The chart on Page 9 reconciles the non-GAAP measure to the corresponding GAAP measure.  See Appendix for a reconciliation of the return on equity measure to the corresponding GAAP measure.

Trailing 4 Quarter Operating Return on Equity: 8.1%

($ millions)

Q2 2007

(Restated)

Q1 2008

Q2 2008

Insurance policy income

$424.0

$497.0

$543.4

Net investment income

155.1

129.3

135.2

Fee revenue and other income

2.7

1.6

2.1

    Total revenues

581.8

627.9

680.7

Insurance policy benefits

338.2

438.5

497.2

Amounts added to policyholder account balances

58.6

41.2

37.2

Amortization related to operations

69.2

75.0

66.6

Other operating costs and expenses

45.3

44.1

45.1

    Total benefits and expenses

511.3

598.8

646.1

    Income before net realized investment gains (losses), net of related amortization and income taxes

$70.5

$29.1

$34.6

Q2 2008 NAP of $14 million, 29% above Q2 2007

Earnings up 24% from Q2 2007

Higher life margins, net of DAC/VOBA amortization, arising from recapture of mod-co treaty in Q4 2007

Higher life margins, net of DAC amortization, arising from sales expansion efforts

Partially offset by higher life claims volumes in 2008

Q2 Summary

Colonial Penn

Q2 Earnings

Colonial Penn

Management believes that an analysis of income (loss) before net realized investment gains (losses), net of related amortization (a non-GAAP financial measure), is important to evaluate the financial performance of our business, and is a measure commonly used in the life insurance industry.  Management uses this measure to evaluate performance because realized gains or losses can be affected by events that are unrelated to a company’s underlying fundamentals. The chart on Page 9 reconciles the non-GAAP measure to the corresponding GAAP measure.  See Appendix for a reconciliation of the return on equity measure to the corresponding GAAP measure.

Trailing 4 Quarter Operating Return on Equity: 9.6%

($ millions)

Q2 2007

Q1 2008

Q2 2008

Insurance policy income

$29.4

$44.4

$47.5

Net investment income

9.4

9.2

10.1

Fee revenue and other income

0.1

0.3

0.5

    Total revenues

38.9

53.9

58.1

Insurance policy benefits

23.9

35.0

35.5

Amounts added to policyholder account balances

0.3

0.3

0.3

Amortization related to operations

4.9

7.4

7.4

Other operating costs and expenses

3.1

7.5

6.6

    Total benefits and expenses

32.2

50.2

49.8

    Income before net realized investment gains (losses) and

      income taxes, net of related amortization

$6.7

$3.7

$8.3

Q2 2008 NAP of $18 million, 9% less than Q2 2007

Strong sales gains in specified disease, up 29% from Q2 2007

Decreases in Medicare supplement and annuities, consistent with CIG’s focus on more profitable business

Q2 2008 pre-tax operating earnings up 29% vs Q1 2008:

Improved mortality in traditional life business

Lower expenses

Q2 2008 earnings down 31% vs Q2 2007:

Continued increase in benefit ratios on specified disease products driven by higher incurred claims

Lower Medicare supplement margins driven by decline in premium and higher incurred claims

Lower expense primarily due to decreased litigation costs and reduced expenses in agent care and marketing

Loss of annuity profits from block coinsured in October 2007

Q2 Summary

CIG

Q2 Earnings

CIG

Management believes that an analysis of income (loss) before net realized investment gains (losses), net of related amortization (a non-GAAP financial measure), is important to evaluate the financial performance of our business, and is a measure commonly used in the life insurance industry.  Management uses this measure to evaluate performance because realized gains or losses can be affected by events that are unrelated to a company’s underlying fundamentals. The chart on Page 9 reconciles the non-GAAP measure to the corresponding GAAP measure.  See Appendix for a reconciliation of the return on equity measure to the corresponding GAAP measure.

Trailing 4 Quarter Operating Return on Equity: 2.2%

($ millions)

Q2 2007

(Restated)

Q1 2008

Q2 2008

Insurance policy income

$236.3

$234.3

$229.7

Net investment income

202.5

129.3

131.3

Fee revenue and other income

0.1

0.7

0.4

    Total revenues

438.9

364.3

361.4

Insurance policy benefits

188.9

196.6

195.8

Amounts added to policyholder account balances

87.0

43.6

37.1

Amortization related to operations

47.0

30.1

31.0

Interest expense on investment borrowings

4.2

5.8

5.5

Other operating costs and expenses

68.5

64.9

62.0

    Total benefits and expenses

395.6

341.0

331.4

    Income before net realized investment gains (losses),

      net of related amortization and income taxes, and excluding costs related to the litigation settlement

$43.3

$23.3

$30.0

Q2 2007
Q2 2008
$0.8
$1.0
$6.6
$3.4
$2.9
$1.3
$9.6
$12.4
Life
Annuities
Med Sup
Spec Dis

NAP: Q2 2007 vs Q2 2008

CIG

($ millions)

Announced plan to transfer Conseco Senior Health Insurance
Company to independent trust

Accounts for 86% of LTC Closed Block liabilities

Fourth consecutive stable quarter

Earnings above breakeven for quarter and year to date

Q2 results reflect

Continued reserve adequacy

Higher terminations

Impact of turnaround program

Q2 Summary

LTC Closed Block

Q2 2008
$12.2
Q3 2007
-$19.5
Q4 2007
-$10.0
Q1 2008
-$1.3
Q2 2007
-$130.3

Segment Performance

LTC Closed Block

*Operating earnings exclude net realized gains (losses).  See Appendix for corresponding GAAP measure of our consolidated results of operations.

Continued reserve stability

Higher terminations

Impact from improvement
initiatives

PTOI-Trailing 4 Quarters:            $(213.3)        $(221.0)        $(185.9)       $(161.1)         $(18.6)

Revenues-Quarterly:                         $125.8             $126.1            $127.9           $126.1           $127.2

Pre-Tax Operating Income*

Revenues -Tr. 4 Quarters:            $508.4           $506.4           $506.4            $505.9           $507.3

($ millions)

Collected Premiums-Quarterly:    $76.2             $75.7              $75.0               $76.3               $74.1

Q2 Earnings

LTC Closed Block

Management believes that an analysis of income (loss) before net realized investment gains (losses), net of related amortization (a non-GAAP financial measure), is important to evaluate the financial performance of our business, and is a measure commonly used in the life insurance industry.  Management uses this measure to evaluate performance because realized gains or losses can be affected by events that are unrelated to a company’s underlying fundamentals. The chart on Page 9 reconciles the non-GAAP measure to the corresponding GAAP measure.  See Appendix for a reconciliation of the return on equity measure to the corresponding GAAP measure.

($ millions)

Q2 2007

(Restated)

Q1 2008

Q2 2008

Insurance policy income

$78.1

$75.5

$75.5

Net investment income

47.6

50.5

51.6

Fee revenue and other income

0.1

0.1

0.1

    Total revenues

125.8

126.1

127.2

Insurance policy benefits

228.4

102.6

93.6

Amortization related to operations

6.1

5.4

5.6

Other operating costs and expenses

21.6

19.4

15.8

    Total benefits and expenses

256.1

127.4

115.0

    Income (loss) before net realized investment gains (losses)

      and income taxes

($130.3)

($1.3)

$12.2

Form A filed to separate 86% of LTC Closed Block liabilities from CNO – August 11

Publication in the Pennsylvania Bulletin expected August 23

Public comment period expected to last through September;
at discretion of Pennsylvania Insurance Department

Pennsylvania Insurance Department approves Form A (Q4
2008)

Consummate transaction (Q4 2008)

Next Steps

LTC Closed Block

BB+ and below
6%
AAA
24%
BBB-
8%
BBB
12%
AA
8%
BBB+
11%
A
31%

Investment Quality*

CNO

Below-investment grade
securities represent 6% of total
portfolio

Limited new money allocation to
below-investment grade
securities

Some drift upward in below-
investment grade ratio due to
credit cycle-related ratings
migration

Actively Managed Fixed Maturities by Rating at
6/30/08 (Market Value)

6/30/08

94%

3/31/08

95%

12/31/07

94%

9/30/07

94%

6/30/07

94%

% of Bonds which are Investment Grade:

*Excludes investments from a variable interest entity which we consolidate under GAAP (though the related liabilities are non-recourse to Conseco).

Q2 2008

Other-than-Temporary Impairments

CNO

Total Q2 2008 gross realized losses included impairments of $231.7 million

$205.7 million related to Conseco Senior Health Insurance Company transaction as a result of our intent not to hold such investments for a period of time sufficient to allow for any anticipated recovery in value

$7.0 million (27%) in mortgage securities, including subprime ABS, home equity
ABS, Alt-A’s

$19.0 million (73%) in Corporate Bonds, including $2.7 million (10%) in VIE consolidated for GAAP purposes

Substantial Q2 spread widening across numerous credit markets, with most significant impact on structured securities, including
CMBS, and on financials

Elevated level of impairments may persist through 2008; overall portfolio quality expected to be resilient in the long term

CNO substantially hedges its current-year exposure to equity volatility (with future periods subject to product repricing)

Hedge positions periodically adjusted for terminations

Terminations tend to result in modestly long position

Financial impact based on market performance

Income statement impact approximately $1 million in Q2 2008

Accounting

FAS 157 fair value measurement adopted during Q1 2008

Liabilities include present value of future option credits, which are not hedged in the current period

Fluctuation in financial results due to liability revaluation under FAS 133, not hedge or asset performance

$4.2 million income statement impact in Q2 2008 ($3.3 million in Bankers and $0.9 million in CIG)

Fluctuation will continue over time – differences are temporary and balance out over the life of the contracts

Equity Indexed Products

CNO

Structured securities
represent 24% of total actively
managed fixed maturity
securities

Over 89% AAA rated

Over 40% Agency CMOs

11% Alt-A’s (99% AAA
rated)

No exposure to Agency
(FRM/FRE) preferred or
common

Predominantly “Level Two”
FAS 157 pricing

Structured Securities at 6/30/08

CNO

(Market value in millions)

Pass-throughs, sequentials and

equivalent securities

$1,940.6

40.1%

Planned amortization class, target
amortization class, and accretion-
directed bonds

$1,667.7

34.4%

Commercial
mortgage-backed
securities

$836.1

17.3%

Other

$31.5

0.6%

Asset-backed

securities

$369.4

7.6%

12/31/2007
3/31/2008
6/30/2008
$15.8
$15.2
$11.0
$88.2
$80.7
$65.5
$36.5
$24.6
$16.0
$0.0
$0.0
$0.0
$10.0
$10.0
$10.0
2003
2004
2005
2006
2007

Sub-Prime Home Equity ABS

CNO

Exposure reduced by 32% since 12/31/07

Market value represents 0.37% of invested assets at 6/30/08, compared to 0.52% at 12/31/07

Despite challenging market conditions, current collateral performance trends and credit support suggest adequate protection

Exposure by Vintage Year (Book Value in millions)

Sub-Prime Home Equity ABS

at 6/30/08

CNO

AAA

AA

A

Total

$29.1

$33.3

$22.2

$84.6

$35.3

$39.7

$27.5

$102.5

34.4%

39.4%

26.2%

100.0%

0.13%

0.14%

0.10%

0.37%

Market

Value (mil.)

Book

Value (mil.)

% of

Subprime*

% of

Portfolio*

Rating

Only $22.2 million (market value) A category or lower (0.10% of invested assets)

No exposure to “affordability products” – negative amortization, option ARM collateral, etc.

Rising delinquency roll rates reflect market conditions

Remaining portfolio generally reflects satisfactory margin for adverse collateral performance

641

647

648

645

Avg.
FICO

30.6%

23.3%

20.8%

25.2%

Avg.

Support

11.8%

8.1%

8.0%

9.4%

Avg. 60+

Delinq.

*% of market value.

Market Value
Book Value
$563
$581
$62
$69
$90
$106
$107
$144
$20
$23
AAA
AA
A
BBB
BB

CMBS Exposure Summary*

at 6/30/08

CNO

Exposure by Rating Category (in millions)

$842

$923

*Includes exposure held in our trading portfolios.

CNO Summary

Separation of CSHI from Conseco

The most significant strategic move we will make

CSHI, owned by a Trust operating for the benefit of policyholders, will be better able to get rate increases than CSHI, owned by CNO

Continued strong growth in new business

Bankers Life – continuing to grow at about 10%

Colonial Penn – growth in excess of 20%

CIG – producing more economic value from refocused sales efforts

Improved earnings stability

CIG profitability restored

LTC Run-off block through break-even

Questions and Answers

Appendix

Q2 2007
$24.80
Q3 2007
$24.68
Q4 2007
$24.41
Q1 2008
$24.40
Q2 2008
$21.76

Book Value Per Diluted Share*

CNO

*Book value excludes accumulated other comprehensive income (loss). Shares outstanding assumes:

(1) conversion of convertible securities; and (2) the exercise of outstanding stock options and vesting of restricted stock (each calculated using the treasury stock method). See Appendix for corresponding GAAP measure.

Decrease primarily driven by
net loss in Q2 2008

Ratio of Debt to Total Capital*

CNO

Increase primarily driven by
net loss in Q2 2008

Q2 2007

20.4%

*Excludes accumulated other comprehensive income (loss). See Appendix for corresponding GAAP measure.

Q3 2007

20.6%

Q4 2007

20.9%

Q1 2008

20.9%

Q2 2008

22.8%

In compliance with all
financial covenants

Key Debt Covenants

CNO

Q2 2008*

($ millions)

Q4 2007

Q4 2006

25.0%

16.2%

2.00X

2.06X

$1,270

$1,747

245%

358%

Q4 2005

30.0%

17.4%

2.00X

2.06X

$1,270

$1,734

250%

357%

30.0%

21.0%

2.00X

3.34X

$1,270

$1,497

250%

296%

30.0%

22.8%

2.00X

3.44X

$1,270

$1,466

250%

271%

Debt/Capital Ratio

Covenant Maximum

Actual

Interest Coverage**

Covenant Minimum

Actual

Statutory Capital

Covenant Minimum

Actual

RBC Ratio

Covenant Minimum

Actual

  *Preliminary calculations.

**Q405 and Q406 reflect fixed charge coverage, as required under prior bank agreement.

Q2 2007
$382.2
Q3 2007
$392.6
Q4 2007
$364.6
Q1 2008
$353.1
Q2 2008
$356.1

Net Investment Income

CNO

($ millions)

Yield unchanged from Q2 2007

Net investment income from the prepayment of securities:                       $1.1                 $0.6                $5.0                $1.5               $1.7

General Account Investment Income

5.82%

5.82%

5.94%

5.87%

5.80%

Yield:

Q2 2007
$105.6
Q3 2007
$105.3
Q4 2007
$107.5
Q1 2008
$105.9
Q2 2008
$102.1

Expenses

CNO

($ millions)

Adjusted Operating Expenses*

*Adjusted operating expenses exclude primarily acquisition costs, capitalization of software development costs, initial PFFS marketing costs, costs related to the R-factor litigation settlement, and contractual vacancy charges related to exiting the Merchandise Mart in Chicago.  This measure is used by the Company to evaluate its progress in reducing operating expenses.

Back-office consolidation when
completed expected to produce run-
rate savings of $25 million annually
by YE 2008

Approximately $11 million in savings
realized in 2007; additional $9 million
expected in 2008; remaining $5 million
expected in 2009

Q1 2008 expenses reflect increased
investment in business growth at
Bankers and Colonial Penn

Q2 2007
$70.5
Q3 2007
$67.5
Q4 2007
$58.3
Q1 2008
$29.1
Q2 2008
$34.6

Segment Performance

Bankers

*Operating earnings exclude net realized gains (losses).  See Appendix for corresponding GAAP measure of our consolidated results of operations.

Lower earnings driven by:

Lower margins as a result of
higher LTC claims frequency

FAS 133 volatility

IBNR true-up in PFFS

Increased claims in Medicare
Supplement

Continued strong revenue
growth

PTOI-Trailing 4 Quarters:              $257.9            $251.0            $241.8          $225.4            $189.5

Revenues-Quarterly:                         $581.8             $621.6            $606.8           $627.9           $680.7

Pre-Tax Operating Income*

Revenues -Tr. 4 Quarters:           $2,196.1      $2,291.8       $2,364.3       $2,438.1      $2,537.0

($ millions)

Q2 2007
$20.0
Q3 2007
$19.3
Q4 2007
$21.0
Q1 2008
$19.1
Q2 2008
$19.4

Premiums –

Medicare Supplement

Bankers

(in millions)

Q2 2008 vs Q2 2007:

First-year premiums
down slightly

NAP up 15%

Medicare Supplement  – First-Year Premiums

Med. Supp. First-Year Prems.-Tr. 4 Qtrs:               $90.7               $86.8             $82.5              $79.4              $78.8

Med. Supp. Total Premiums-Quarterly:                   $153.8           $152.9          $162.4            $159.9          $150.6

Med. Supp. NAP-Quarterly:                                               $14.7                  $16.1             $23.0              $17.1               $17.0

Med. Supp. NAP-Trailing 4 Quarters:                         $63.1                $63.9            $68.5               $70.9              $73.2

Premiums –

PDP/PFFS

Bankers

(in millions)

Q2 2007 to Q2 2008 growth driven
by continued growth in in-force
policies and addition of two group
cases

Q1 2008 to Q2 2008 growth reflects
start of new group case

Q2 2007

$25.9

PDP

PFFS

PDP/PFFS  – First-Year Premiums

Q3 2007

$78.5

Q4 2007

$86.0

$76.2

Q1 2008

$70.4

Q2 2008

$116.1

$23.8

$84.0

$68.8

$113.5

PDP NAP-Quarterly:                                           $0.7          $0.8           $0.6          $3.6           $0.9

PFFS NAP-Quarterly:                                         $22.2        $(0.9)         $(2.6)        $59.1        $(6.4)

Q2 2007
$12.2
Q3 2007
$11.7
Q4 2007
$11.5
Q1 2008
$11.0
Q2 2008
$10.6

Premiums –

Long-Term Care

Bankers

($ millions)

Quarterly first-year premium
tracks decline in NAP

NAP decline attributable to three
main factors:

Overall industry sales decline

Agent force shift toward life and
annuity sales

Tightened underwriting

First-Year Prems.-Tr. 4 Qtrs:         $47.7             $47.4               $47.0               $46.4            $44.8

Total Premiums-Quarterly:            $155.4           $154.5           $154.3            $156.6         $155.2

Long-Term Care  – First-Year Premiums

NAP-Quarterly:                                        $12.7                $11.7               $10.8                $9.4              $10.7

NAP-Trailing 4 Quarters:                 $47.9                $47.1              $46.9              $44.6             $42.6

LTC Premium Re-rates

(as of 7/31/08)

Bankers

Round 2 Results (2007 Round – issues from 2002-2005)

Submitted:  $45.6 million (100% of goal)

Approved:  $20.2 million (63% of goal)

Implemented:  $20.2 million (63% of goal)

Financial impact:  $17.6 million (62% of goal)

Round 3 Goals (2008 Round – issues prior to 2002)

Submitted:  $103.0 million

Approved:  $70.8 million

Implemented:  $70.8 million

Financial impact:  $50 million

Premiums –

Life Insurance

Bankers

($ millions)

Fluctuations in first-year
premiums primarily reflect
variance in sales of single-
premium policies

Non-SPWL NAP up 14% over
Q1 2008 and flat vs Q2 2007

First-Year Prems.-Tr. 4 Qtrs:              $93.0               $89.8              $89.2               $86.3            $83.5

Total Premiums-Quarterly:                   $52.1                $49.1              $50.7               $48.0            $53.8

Life – First-Year Premiums

NAP-Quarterly:                                             $14.5                  $13.8                $13.1            $11.7              $15.7

NAP-Trailing 4 Quarters:                       $51.5                $52.4              $54.1            $53.1              $54.3

Q2 2007

$25.3

Q3 2007

$21.2

Q4 2007

$21.3

Q1 2008

$18.5

Q2 2008

$22.5

SPWL

Non-

SPWL

$9.4

$12.1

$9.1

$9.3

$7.0

$13.2

$12.1

$12.0

$11.5

$13.1

Q2 2007
$199.6
Q3 2007
$250.5
Q4 2007
$221.2
Q1 2008
$228.0
Q2 2008
$256.8

Premiums –

Annuity

Bankers

($ millions)

Fixed annuities have become
more attractive due to stock
market volatility

First-Year Prems.-Tr. 4 Qtrs:            $935.8          $909.0           $882.7           $899.3           $956.5

Total Premiums-Quarterly:                 $200.5           $250.9           $221.9           $229.1           $257.8

Annuity – First-Year Premiums

Q2 2007
67.4%
Q3 2007
69.4%
Q4 2007
67.6%
Q1 2008
64.6%
Q2 2008
71.3%

Benefit Ratio* –

Medicare Supplement

Bankers

Trailing 4 Quarter Avg.:                                                                    65.7%                66.6%           67.2%          67.3%          68.2%

*We calculate benefit ratios by dividing insurance policy benefits by insurance policy income.

Q2 2008 ratio negatively
impacted by:

Premium refund adjustments

Higher incurred claims

Premiums lower by $2.6 million:

$1.4 million premium adjustment

Terminations slightly higher than plan (although slightly improved from
Q1 and Q2 2007)

Claims higher by $4.4 million:

Increase in $ paid for Exhaust claims (low-frequency, high-amount claims which vary significantly from quarter to quarter)

Slightly higher trends in hospital claims and small uptick in skilled nursing facility care claims, consistent with some other carriers

Medicare Supplement Summary

Bankers

Q2 2007
82.4%
Q3 2007
75.3%
Q4 2007
53.0%
Q1 2008
103.3%
Q2 2008
95.2%

Benefit Ratio* – PDP

Bankers

PDP ratio continues to trend as
expected, factoring in seasonal
fluctuations and settlement of
prior contract year

*We calculate benefit ratios by dividing insurance policy benefits by insurance policy income.

Q2 2007
79.8 %
Q3 2007
80.8 %
Q4 2007
82.6 %
Q1 2008
84.6 %
Q2 2008
96.1 %

Benefit Ratio* –

PFFS Individual Business

Bankers

Q2 2008 reflects IBNR
adjustment

Overall ratio within pricing

*We calculate benefit ratios by dividing insurance policy benefits by insurance policy income.

Q3 2007
90.9%
Q4 2007
91.8%
Q1 2008
98.7%
Q2 2008
92.1%

Benefit Ratio* –

PFFS Group Business

Bankers

Lower expense levels allow
group PFFS to operate at a
higher benefit ratio than
individual business, with
similar margin expectations

*We calculate benefit ratios by dividing insurance policy benefits by insurance policy income.

Q2 2007
64.6%
Q3 2007
75.2%
Q4 2007
71.2%
Q1 2008
79.0%
Q2 2008
81.4%

Interest-Adjusted Benefit Ratio* –

Long Term Care

Bankers

*We calculate interest-adjusted benefit ratios by dividing insurance policy benefits less interest income on the accumulated assets backing the insurance liabilities by insurance policy income.

Q2 2008 negatively impacted by:

Higher frequency of incurred claims

Began implementation of premium re-
rates (Round Two) in Q3 2007 on more
recent business not previously re-rated;
expect additional $10 million in in-force
premium

Began filing for premium re-rates
(Round Three) on 8/1/08 on legacy
block; expect $50 million annual
financial impact

Trailing 4 Quarter Avg.:      66.2%            71.0%          70.8%           72.5%           76.7%

Qtrly. non-int. adjusted:      95.4%           106.5%       103.3%       111.6%      114.7%

Q2 2007
$6.7
Q3 2007
$7.0
Q4 2007
-$0.2
Q1 2008
$3.7
Q2 2008
$8.3

Segment Performance

Colonial Penn

*Operating earnings exclude net realized gains (losses).  See Appendix for corresponding GAAP measure of our consolidated results of operations.

Q2 2007 to Q2 2008 earnings

Improved due to Q4 2007
recapture

Improved due to organic growth
initiatives

Partially offset by higher life
claims in 2008

PTOI-Trailing 4 Quarters:                $21.3               $23.7                $18.1              $17.2              $18.8

Revenues-Quarterly:                           $38.9                $42.1                $44.3              $53.9              $58.1

Pre-Tax Operating Income*

Revenues -Tr. 4 Quarters:            $157.7           $161.4           $164.3            $179.2           $198.4

($ millions)

Q2 2007
$7.0
Q3 2007
$7.4
Q4 2007
$7.6
Q1 2008
$8.4
Q2 2008
$8.9

Premiums –

Life Insurance

Colonial Penn

($ millions)

Continued strong sales growth

Trailing four quarters data:

NAP grew 28%

First-year premium grew 27%

First-Year Prems.-Tr. 4 Qtrs:         $25.4             $27.0               $28.7               $30.4            $32.3

Total Premiums-Quarterly:             $26.0               $29.3                $31.7              $42.9            $43.8

Life – First-Year Premiums

NAP-Quarterly:                                         $11.2                $11.4                $9.3                $12.7            $14.5

NAP-Trailing 4 Quarters:                   $37.4              $40.5              $42.3              $44.6             $47.9

Q2 2007
$43.3
Q3 2007
$18.2
Q4 2007
$7.1
Q1 2008
$23.3
Q2 2008
$30.0

Segment Performance

CIG

*Operating earnings exclude: (1) net realized gains (losses); (2) the Q2 2006 charge related to the litigation settlement and refinements to such estimates recognized in subsequent periods; and (3) the Q3
2007 charge related to a coinsurance transaction.  See Appendix for corresponding GAAP measure of our consolidated results of operations.

Improving life margins on our
traditional life block, primarily due
to favorable mortality of $3.5 million

Favorable expenses of $2.8 million

PTOI-Trailing 4 Quarters:                    $161.3             $122.9           $102.7             $92.5            $79.2

Revenues-Quarterly:                               $438.9              $420.0           $362.7            $364.3         $361.4

Pre-Tax Operating Income*

Revenues-Tr. 4 Quarters:                 $1,738.2         $1,722.2      $1,639.2       $1,585.9    $1,508.4

($ millions)

Q2 2007
$5.2
Q3 2007
$4.2
Q4 2007
$3.4
Q1 2008
$2.8
Q2 2008
$2.3

Premiums -

Medicare Supplement

CIG

($ millions)

NAP down 55% from Q2 2007:

We continue to focus on the
profitability of this business rather
than increased sales

First-Year Prems.-Tr. 4 Qtrs:     $26.2             $23.9              $19.4              $15.6              $12.7

Total Premiums-Quarterly:          $56.1              $54.8              $55.2            $53.1              $49.6

Medicare Supplement  – First-Year Premiums

NAP-Quarterly:                                     $2.9                    $1.9                  $3.5               $2.3                 $1.3

NAP-Trailing 4 Quarters:             $20.4               $16.1                $13.2            $10.6               $9.0

Q2 2007
$7.7
Q3 2007
$7.7
Q4 2007
$8.7
Q1 2008
$8.9
Q2 2008
$8.9

Premiums –

Specified Disease

CIG

($ millions)

NAP up 29% from Q2 2007:

New products

Increased PMA focus on
specified disease products

Recruitment of Health IMOs

First-Year Prems.-Tr. 4 Qtrs:         $28.9            $29.8             $31.4                $33.0            $34.2

Total Premiums-Quarterly:             $89.1             $88.7              $89.3               $93.6            $91.5

Specified Disease  – First-Year Premiums

NAP-Quarterly:                                         $9.6                 $10.3               $11.3                 $9.6              $12.4

NAP-Trailing 4 Quarters:                 $33.7              $36.3              $39.0              $40.8             $43.6

Q2 2007
$108.3
Q3 2007
$73.2
Q4 2007
$56.6
Q1 2008
$39.2
Q2 2008
$34.4

Premiums –

Annuity

CIG

($ millions)

Collections down 49% from
Q2 2007:

Discontinuance of products due
to coinsurance transaction

Focus on profitable products

First-Year Prems.-Tr. 4 Qtrs:       $521.5           $415.9         $354.4            $277.3          $203.4

Total Premiums-Quarterly:            $113.0            $77.5            $58.0               $41.6              $37.1

Annuity – First-Year Premiums

Q2 2007
68.9%
Q3 2007
68.6%
Q4 2007
66.0%
Q1 2008
65.8%
Q2 2008
71.9%

Benefit Ratio* –

Medicare Supplement

CIG

Recognized higher incurred
claims in Q2 2008

Trailing 4 Quarter Avg.:      66.6%            67.1%          67.6%             67.4%           68.0%

*We calculate benefit ratios by dividing insurance policy benefits by insurance policy income.

Q2 2007
40.4%
Q3 2007
49.1%
Q4 2007
46.5%
Q1 2008
48.1%
Q2 2008
46.6%

Interest-Adjusted Benefit Ratio* –

Specified Disease

CIG

Trailing 4 Quarter Avg.:      41.8%          43.2%            44.7%           46.0%           47.6%

Qtrly. non-int. adjusted:      73.2%          81.9%            80.6%           81.9%           80.8%

*We calculate interest-adjusted benefit ratios by dividing insurance policy benefits, less interest income on the accumulated assets backing the insurance liabilities, by insurance policy income.

Primarily driven by slight
increase in incurred claims

Balance Sheet Detail

Continued stability since reserve strengthening in Q2 2007

LTC Closed Block

($ millions)

Insurance Liabilities and Intangible Assets, Net of Reinsurance

Reserve for Future Benefits

Claim Reserve

Insurance Acquisition Costs

Net Liability

Percent Change

Q3 2007

$2,402.3

954.3

(153.9)

$3,202.7

0.0%

Q2 2007

$2,409.0

952.6

(159.5)

$3,202.1

4.1%

Q4 2007

$2,392.7

962.1

(156.8)

$3,198.0

-0.1%

Q1 2008

$2,394.4

957.2

(151.4)

$3,200.2

0.1%

Q2 2008

$2,373.6

960.8

(145.9)

$3,188.5

-0.4%

Q2 2007
$228.4
Q3 2007
$122.3
Q4 2007
$113.3
Q1 2008
$102.6
Q2 2008
$93.6

Benefit Detail

Fourth consecutive stable
quarter; continued reserve
adequacy

Q2 2007 total benefits and
incurred claims reflect $110
million claim reserve
strengthening

Total benefits equal incurred claims plus increase in reserve for future benefits. Verified basis incurred claims adjust all periods for claim reserve redundancies and deficiencies.

Increase in Reserves for Future Benefits                   $(6.3)               $9.4              $(6.4)             $1.6              $(20.8)

Verified Basis Incurred Claims                                          $111.5              $112.6         $125.9         $113.6          $114.0

LTC Closed Block

Total Benefits

($ millions)

Incurred Claims                                                                             $234.7        $112.9        $119.8       $100.9    $114.4

Q2 2007
232.6%
Q3 2007
96.2%
Q4 2007
82.2%
Q1 2008
69.8%
Q2 2008
56.5%

Interest-Adjusted

Benefit Ratio*

Fourth consecutive stable
quarter; continued reserve
adequacy

Q2 2007 benefit ratio reflects
$110 million claim reserve
strengthening

Trailing 4 Quarter Avg.:                                    134.1%               138.8%        127.5%         120.8%        76.3%

Qtrly. non-int. adjusted:                                      292.4%           158.4%         146.6%          135.8%       123.9%

LTC Closed Block

*We calculate interest-adjusted benefit ratios by dividing insurance policy benefits less interest income on the accumulated assets backing the insurance liabilities by insurance policy income.

Qtrly. Verified Basis non-int. adjusted:     141.7%        145.9%       162.7%          150.4%       151.1%

Q2 2007 claims reserving actions generated stability in the remainder of 2007 and Q1 2008:

Favorable prior-period development continues

Verified claims for all periods stable

Verified Incurred

Development*

*Excludes waiver-of-premium and return-of-premium benefits.

LTC Closed Block

Reported Claims

Prior Period Development

Ver. Claims as of Rep. Date

Ver. Claims Dev. through:

  12/31/04

  12/31/05

  12/31/06

  3/31/07

  6/30/07

  9/30/07

  12/31/07

  3/31/08

  6/30/08

($ millions)

Q3 2007

$100.7

3.3

104.0

104.0

102.3

101.9

100.5

Q2 2007

$212.0

(109.7)

102.3

102.3

103.0

107.1

103.9

97.3

Q1 2007

$119.7

(34.9)

84.7

84.7

104.2

103.6

106.3

101.4

100.8

2006

$433.3

(72.2)

361.1

361.1

375.1

418.3

414.4

412.2

408.2

408.0

2005

$396.0

(58.9)

337.2

337.2

365.0

368.8

389.2

388.7

391.0

390.8

392.4

2004

$370.8

(44.2)

326.6

326.6

326.0

337.7

344.2

356.5

356.6

356.6

361.0

361.6

Developed
Deficiencies
in Periods
Prior to 2004

$0.0

0

0

44.2

103.7

136.4

147.1

161.4

162.3

165.0

162.2

165.6

Q4 2007

$104.7

1.8

106.5

106.5

104.9

108.5

Q1 2008

$89.1

12.8

101.9

101.9

101.8

Q2 2008

$102.3

(0.3)

102.0

102.0

Higher claims paid in Q2 2008 related to inventory reduction and slightly higher experience

Claimant and in force policy counts in line with trends for past two years

Increase in Q2 2008 termination rate driven by timing

Operating Data

LTC Closed Block

Claims Paid (mils.)

Open Claimant Counts

In Force Policy Counts

Ann. Termination Rates

Q2 2006

$101.2

12,536

194,080

6.9%

Q3 2006

$96.1

12,228

190,134

7.9%

Q4 2006

$81.6

12,048

187,123

6.2%

Q1 2007

$102.0

11,870

183,655

7.2%

Q2 2007

$96.8

12,424

179,952

7.8%

Q3 2007

$97.7

12,121

175,685

8.9%

Q4 2007

$104.9

12,338

172,222

7.7%

Q1 2008

$93.6

11,783

168,799

7.7%

Q2 2008

$99.2

12,237

164,865

9.0%

Premium Re-rates

(as of 8/7/08)

LTC Closed Block

Round 1 results - exceeded each goal:

Submitted:  $64.0 million (115% of goal)

Approved:  $47.0 million (113% of goal)

Implemented:  $46.7 million (112% of goal)

Financial impact:  $39.2 million (112% of goal)

Round 2 results – on track to achieve goals:

Submitted:  $42.9 million (100% of goal)

Approved:  $22.7 million (88% of goal)

Implemented:  $22.1 million (86% of goal)

Financial impact:  $17.7 million (86% of goal)

Round 3 goals:

Submitted:  $76.2 million

Approved:  $39.6 million

Implemented:  $39.6 million

Financial impact:  $31.7 million

Information Related to Certain Non-GAAP Financial Measures

The following provides additional information regarding certain non-GAAP measures used in this presentation.  A non-GAAP measure is a numerical measure of a company’s performance, financial position, or cash flows that excludes or includes amounts that are normally excluded or included in the most directly comparable measure calculated and presented in accordance with GAAP.  While management believes these measures are useful to enhance understanding and comparability of our financial results, these non-GAAP measures should not be considered as substitutes for the most directly comparable GAAP measures.  Additional information concerning non-GAAP measures is included in our periodic filings with the Securities and Exchange Commission that are available in the “Investor – SEC Filings” section of Conseco’s website,
www.conseco.com.

Operating earnings measures
Management believes that an analysis of net income applicable to common stock before net realized gains or losses (“net operating income”, a non-GAAP financial measure) is important to evaluate the performance of the Company and is a key measure commonly used in the life insurance industry.  Management uses this measure to evaluate performance because realized investment gains or losses can be affected by events that are unrelated to the Company’s underlying fundamentals.

In addition, our results were affected by unusual and significant charges related to: (i) a litigation settlement in Q2 2006 and refinements to such estimates recognized in subsequent periods; (ii) a Q3 2007 charge related to a coinsurance transaction; and (iii) a Q4 2007 and Q2 2008 valuation allowance for deferred tax assets.  Management does not believe that similar charges are likely to recur within two years, and there were no similar charges recognized within the prior two years.  Management believes an analysis of operating earnings before these charges is important to evaluate the performance of the Company prior to the effect of these unusual and significant charges.

Information Related to Certain Non-GAAP Financial Measures

A reconciliation of net income applicable to common stock to the net operating income, excluding: (i) Q2 2006 charge related to the litigation settlement and refinements to such estimates recognized in subsequent periods; (ii) a Q3 2007 charge related to a coinsurance transaction; and (iii) a Q4 2007 and Q2 2008 valuation allowance for deferred tax assets (and related per share amounts) is as follows (dollars in millions, except per share amounts):

Q2 2007

Q3 2007

Q4 2007

Q1 2008

Q2 2008

Net income (loss) applicable to common stock

(59.8)

$

(52.7)

$

(71.5)

$

(5.8)

$

(487.1)

$

Net realized investment losses, net of related amortization and taxes

10.1

31.0

23.0

26.5

150.5

Net operating income (loss) (a non-GAAP financial measure)

(49.7)

(21.7)

(48.5)

20.7

(336.6)

Q2 2006 charge related to the litigation settlement and refinements to such estimates recognized in subsequent periods, net of taxes

22.8

10.6

-

-

-

Q3 2007 charge related to a coinsurance transaction, net of taxes

-

49.7

-

-

-

Q4 2007 and Q2 2008 valuation allowance for deferred tax assets

-

-

68.0

-

370.0

Net operating income before: (i) Q2 2006 charge related to the litigation settlement and refinements to such estimates recognized in subsequent periods; (ii) a Q3 2007 charge related to a coinsurance transaction; and (iii) a Q4 2007 and Q2 2008 valuation allowance for deferred tax assets (a non-GAAP financial measure)

(26.9)

$

38.6

$

19.5

$

20.7

$

33.4

$

Per diluted share:

Net income (loss)

(0.35)

$

(0.28)

$

(0.38)

$

(0.03)

$

(2.64)

$

Net realized investment losses, net of related amortization and taxes

0.06

0.16

0.12

0.14

0.82

Net operating income (loss) (a non-GAAP financial measure)

(0.29)

(0.12)

(0.26)

0.11

(1.82)

Q2 2006 charge related to the litigation settlement and refinements to such estimates recognized in subsequent periods, net of taxes

0.13

0.06

-

-

-

Q3 2007 charge related to a coinsurance transaction, net of taxes

-

0.27

-

-

-

Q4 2007 and Q2 2008 valuation allowance for deferred tax assets

-

-

0.37

-

2.00

Net operating income before: (i) Q2 2006 charge related to the litigation settlement and refinements to such estimates recognized in subsequent periods; (ii) a Q3 2007 charge related to a coinsurance transaction; and (iii) a Q4 2007 and Q2 2008 valuation allowance for deferred tax assets (a non-GAAP financial measure)

(0.16)

$

0.21

$

0.11

$

0.11

$

0.18

$

Information Related to Certain Non-GAAP Financial Measures

Book value, excluding accumulated other comprehensive income, per diluted share
This non-GAAP financial measure differs from book value per diluted share because accumulated other comprehensive income has been excluded from the book value used to determine the measure.  Management believes this non-GAAP financial measure is useful because it removes the volatility that arises from changes in accumulated other comprehensive income.  Such volatility is often caused by changes in the estimated fair value of our investment portfolio resulting from changes in general market interest rates rather than the business decisions made by management.

Information Related to Certain Non-GAAP Financial Measures

A reconciliation from book value per diluted share to book value per diluted share, excluding accumulated other comprehensive income (loss) is as follows (dollars in millions, except per share amounts):

Q2 07

Q3 07

Q4 07

Q1 08

Q2 08

Total shareholders' equity

4,356.1

$

4,285.5

$

4,235.9

$

3,939.7

$

3,382.1

$

Less accumulated other comprehensive income (loss)

(329.9)

(316.0)

(273.3)

(565.6)

(639.2)

Total shareholders' equity excluding

accumulated other comprehensive income (loss)

(a non-GAAP financial measure)

4,686.0

$

4,601.5

$

4,509.2

$

4,505.3

$

4,021.3

$

Diluted shares outstanding for the period

188,962,041

186,472,069

184,708,727

184,681,243

184,792,300

Book value per diluted share

23.05

$

22.98

$

22.93

$

21.33

$

18.30

$

Less accumulated other comprehensive income (loss)

(1.75)

(1.70)

(1.48)

(3.07)

(3.46)

Book value, excluding accumulated other

comprehensive income (loss), per diluted share

(a non-GAAP financial measure)

24.80

$

24.68

$

24.41

$

24.40

$

21.76

$

Information Related to Certain Non-GAAP Financial Measures

Operating return measures

Management believes that an analysis of return before net realized gains or losses (“net operating income”, a non-GAAP financial measure) is important to evaluate the performance of the Company and is a key measure commonly used in the life insurance industry.  Management uses this measure to evaluate performance because realized investment gains or losses can be affected by events that are unrelated to the
Company’s underlying fundamentals.

In addition, our returns were affected by unusual and significant charges related to: (i) the litigation settlement in Q2 2006 and refinements to such estimates recognized in subsequent periods; (ii) a Q3 2007 charge related to a coinsurance transaction; and (iii) a Q4 2007 and Q2 2008 valuation allowance for deferred tax assets.  Management does not believe that similar charges are likely to recur within two years, and there were no similar charges recognized within the prior two years.  Management believes an analysis of return before these charges and subsequent refinements is important to evaluate the performance of the Company prior to the effect of these unusual and significant charges.

This non-GAAP financial measure also differs from return on equity because accumulated other comprehensive income (loss) has been excluded from the value of equity used to determine this ratio.  Management believes this non-GAAP financial measure is useful because it removes the volatility that arises from changes in accumulated other comprehensive income (loss).  Such volatility is often caused by changes in the estimated fair value of our investment portfolio resulting from changes in general market interest rates rather than the business decisions made by management.

In addition, our equity includes the value of significant net operating loss carryforwards (included in income tax assets).  In accordance with
GAAP, these assets are not discounted, and accordingly will not provide a return to shareholders (until after it is realized as a reduction to taxes that would otherwise be paid).  Management believes that excluding this value from the equity component of this measure enhances the understanding of the effect these non-discounted assets have on operating returns and the comparability of these measures from period-to-
period.  Equity in all periods assumes the conversion of our 5.5% Class B Mandatorily Convertible Preferred Stock (which occurred in May 2007).
Operating return measures are used in measuring the performance of our business units and are used as a basis for incentive compensation.

All references to segment operating return measures assume a 25% debt to total capital ratio at the segment level.  Additionally, corporate expenses have been allocated to the segments.

Information Related to Certain Non-GAAP Financial Measures

A reconciliation of return on common equity to operating return (less: (i) Q2 2006 charge related to the litigation settlement and refinements to such estimates recognized in subsequent periods; (ii) a Q3 2007 charge related to a coinsurance transaction; and (iii) a Q4 2007 and Q2 2008 valuation allowance for deferred tax assets) on common equity (excluding accumulated other comprehensive income (loss) and net operating loss carryforwards) is as follows (dollars in millions, except per share amounts):

(continued on next page)

Q2 07

Q3 07

Q4 07

Q1 08

Q2 08

Net income (loss) applicable to common stock

(59.8)

$

(52.7)

$

(71.5)

$

(5.8)

$

(487.1)

$

Net realized investment (gains) losses, net of related amortization and taxes

10.1

31.0

23.0

26.5

150.5

Net operating income (loss) (a non-GAAP financial measure)

(49.7)

(21.7)

(48.5)

20.7

(336.6)

Q2 2006 charge related to the litigation settlement and refinements to such estimates recognized in subsequent periods, net of taxes

22.8

10.6

-

-

-

Q3 2007 charge related to a coinsurance transaction, net of taxes

-

49.7

-

-

-

Q4 2007 and Q2 2008 valuation allowance for deferred tax assets

-

-

68.0

-

370.0

Add preferred stock dividends, assuming conversion

4.6

-

-

-

-

Net operating income before: (i) Q2 2006 charge related to the litigation settlement and refinements to such estimates recognized in subsequent periods; (ii) a Q3 2007 charge related to a coinsurance transaction; and (iii) a Q4 2007 and Q2 2008 valuation allowance for deferred tax assets (a non-GAAP financial measure)

(22.3)

$

38.6

$

19.5

$

20.7

$

33.4

$

Common shareholders' equity

4,356.1

$

4,285.5

$

4,235.9

$

3,939.7

$

3,382.1

$

Less accumulated other comprehensive income (loss)

(329.9)

(316.0)

(273.3)

(565.6)

(639.2)

Common shareholder's equity, excluding accumulated other comprehensive income (loss) (a non-GAAP financial measure)

4,686.0

4,601.5

4,509.2

4,505.3

4,021.3

Less net operating loss carryforwards

1,349.8

1,386.7

1,426.7

1,435.1

1,137.2

Common shareholders' equity, excluding accumulated other comprehensive income

(loss) and net operating loss carryforwards (a non-GAAP financial measure)

3,336.2

$

3,214.8

$

3,082.5

$

3,070.2

$

2,884.1

$

Information Related to Certain Non-GAAP Financial Measures

(continued from previous page)

Q2 07

Q3 07

Q4 07

Q1 08

Q2 08

Average common shareholders' equity

4,194.2

4,320.8

4,260.7

4,087.8

3,660.9

Average common shareholders' equity, excluding accumulated other comprehensive income (loss) and net operating loss carryforwards (a non-GAAP financial measure)

3,372.0

3,275.5

3,148.7

3,076.4

2,977.2

Return on equity ratios:

Return on common equity

-5.7%

-4.9%

-6.7%

-0.6%

-53.2%

Operating return (less: (i) Q2 2006 charge related to the

litigation settlement and refinements to such estimates

recognized in subsequent periods; (ii) the Q3 2007 charge

related to a coinsurance transaction; and (iii) the Q4 2007

and Q2 2008 valuation allowance for deferred tax assets)

on common equity, excluding accumulated other comprehensive

income (loss) and net operating loss carryforwards

(a non-GAAP financial measure)

-2.6%

4.7%

2.5%

2.7%

4.5%

Information Related to Certain Non-GAAP Financial Measures

A reconciliation of pretax operating earnings (a non-GAAP financial measure) to segment operating income (loss) and consolidated net income
(loss) for the six months ended June 30, 2008, is as follows (dollars in millions):

(Continued on next page)

Other Business

CIG

Bankers

Colonial Penn

in Run-off

Corporate

Total

Pretax operating earnings (a non-GAAP financial measure)

53.3

$

63.7

$

12.0

$

10.9

$

(55.5)

$

84.4

$

Allocation of interest expense, excess capital and corporate expenses

(9.5)

(7.9)

(0.7)

(1.5)

19.6

-

Income tax (expense) benefit

(19.1)

(22.9)

(4.3)

(3.9)

19.9

(30.3)

Segment operating income (loss)

24.7

$

32.9

$

7.0

$

5.5

$

(16.0)

$

54.1

Q2 2008 valuation allowance for deferred tax assets

(370.0)

Net realized investment losses, net of related amortization and taxes

(177.0)

Net income

(492.9)

$

Information Related to Certain Non-GAAP Financial Measures

A reconciliation of common shareholders’ equity, excluding accumulated other comprehensive income (loss) and net operating loss carryforwards (a non-GAAP financial measure) to common shareholders’ equity is as follows (dollars in millions):

(Continued from previous page)

(Continued on next page)

Other Business

CIG

Bankers

Colonial Penn

in Run-off

Corporate

Total

December 31, 2007

Common shareholders' equity, excluding accumulated other

comprehensive income (loss) and net operating loss carryforwards

(a non-GAAP financial measure)

1,394.4

$

1,299.8

$

109.7

$

191.7

$

86.9

$

3,082.5

$

Net operating loss carryforwards

1,426.7

-

-

-

-

1,426.7

Accumulated other comprehensive income (loss)

(106.7)

(106.7)

(4.1)

(42.2)

(13.6)

(273.3)

Allocation of capital

464.7

433.3

36.5

63.9

(998.4)

-

Common shareholders' equity

3,179.1

$

1,626.4

$

142.1

$

213.4

$

(925.1)

$

4,235.9

$

June 30, 2008

Common shareholders' equity, excluding accumulated other

comprehensive income (loss) and net operating loss carryforwards

(a non-GAAP financial measure)

1,624.4

$

1,307.0

$

115.0

$

96.0

$

(258.3)

$

2,884.1

$

Net operating loss carryforwards

1,137.2

-

-

-

-

1,137.2

Accumulated other comprehensive income (loss)

(323.9)

(277.2)

(18.1)

(2.5)

(17.5)

(639.2)

Allocation of capital

541.4

435.7

38.3

32.0

(1,047.4)

-

Common shareholders' equity

2,979.1

$

1,465.5

$

135.2

$

125.5

$

(1,323.2)

$

3,382.1

$

Information Related to Certain Non-GAAP Financial Measures

(Continued from previous page)

A reconciliation of average common shareholders’ equity, excluding accumulated other comprehensive income (loss) and net operating loss carryforwards (a non-GAAP financial measure) to average common shareholders’ equity at June 30, 2008, is as follows (dollars in millions):

Other Business

CIG

Bankers

Colonial Penn

in Run-off

Corporate

Total

Average common shareholders' equity, excluding accumulated

other comprehensive income (loss) and net operating loss

carryforwards (a non-GAAP financial measure)

1,449.4

$

1,302.3

$

111.6

$

167.5

$

(4.0)

$

3,026.8

$

Average net operating loss carryforwards

1,358.5

Average accumulated other comprehensive income (loss)

(510.9)

Average common shareholders' equity

3,874.4

$

Return on equity ratios:

Return on equity

-25.4%

Operating return (less the Q2 2006 charge related to the

litigation settlement and refinements to such estimates

recognized in subsequent periods, the Q3 2007 charge

related to a coinsurance transaction, the Q4 2007 and

Q2 2008 valuation allowance for deferred tax assets) on

common equity, excluding accumulated other compre-

hensive income (loss) and net operating loss carry-

forwards (a non-GAAP financial measure)

3.4%

5.1%

12.5%

6.6%

NM

3.6%

Information Related to Certain Non-GAAP Financial Measures

Debt to capital ratio, excluding accumulated other comprehensive income (loss)

This non-GAAP financial measure differs from the debt to capital ratio because accumulated other comprehensive income has been excluded from the value of capital used to determine this measure.  Management believes this non-GAAP financial measure is useful because it removes the volatility that arises from changes in accumulated other comprehensive income.  Such volatility is often caused by changes in the estimated fair value of our investment portfolio resulting from changes in general market interest rates rather than the business decisions made by management.

Information Related to Certain Non-GAAP Financial Measures

A reconciliation of the debt to capital ratio to debt to capital, excluding accumulated other comprehensive loss is as follows (dollars in millions):

Q2 07

Q3 07

Q4 07

Q1 08

Q2 08

Corporate notes payable

1,197.8

$

1,195.7

$

1,193.7

$

1,191.7

$

1,189.7

$

Total shareholders' equity

4,356.1

4,285.5

4,235.9

3,939.7

3,382.1

Total capital

5,553.9

5,481.2

5,429.6

5,131.4

4,571.8

Less accumulated other comprehensive loss

329.9

316.0

273.3

565.6

639.2

Total capital, excluding accumulated other

comprehensive loss

(a non-GAAP financial measure)

5,883.8

$

5,797.2

$

5,702.9

$

5,697.0

$

5,211.0

$

Corporate notes payable

1,197.8

$

1,195.7

$

1,193.7

$

1,191.7

$

1,189.7

$

Corporate notes payable to capital ratios:

Corporate debt to total capital

21.6%

21.8%

22.0%

23.2%

26.0%

Corporate debt to total capital, excluding

accumulated other comprehensive loss

(a non-GAAP financial measure)

20.4%

20.6%

20.9%

20.9%

22.8%